UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       December 13, 2005
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                                  SIMCLAR, INC.
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             (Exact name of registrant as specifyed in its charter)


         Florida                       0-14659                   59-1709103
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identifycation No.)


         2230 West 77th Street, Hialeah, Florida           33016
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         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code        (305) 556-9210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         Steven T. Ker, Chief Financial Officer and Secretary of Simclar, Inc., has notified the Company that he will resign as an officer and employee of the Company effective December 23, 2005, for personal reasons. At the time of his notification, Mr. Ker had no disagreement with the Company on any matter relating to its operations, policies or practices.

Item 8.01.  Other Events.

         On December 13, 2005, the Company issued a press release entitled "Simclar, Inc. Announces Resignation of CFO" in connection with the resignation of Steven T. Ker as its Chief Financial Officer and Secretary. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.


Exhibit
Number                               Exhibit Description

99.1 Press release dated December 13, 2005, entitled "Simclar, Inc Announces Resignation of CFO."












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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Simclar, Inc.


Date: December 13, 2005                    By: /s/ Barry J. Pardon
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                                               Barry J. Pardon, President


























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